Exhibit 99.2

 vvvv  Calgon Carbon Corporation4Q 2016 Earnings Presentation  February 24, 2017

 Safe Harbor Statement  This presentation contains historical information and forward-looking statements. Forward-looking statements typically contain words such as “expect,” “believe,” “estimate,” “anticipate,” or similar words indicating that future outcomes are uncertain. Statements looking forward in time, including statements regarding future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture and acquisitions, are included in this presentation pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties that may cause Calgon Carbon Corporation’s (the Company’s) actual results in future periods to be materially different from any future performance suggested herein. Further, the Company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the Company’s control. Factors that could affect future performance of the Company include, without limitation: the Company’s ability to successfully integrate the November 2, 2016 acquisition of the assets and business of the wood-based activated carbon, reactivation, and mineral-based filtration media of CECA, a subsidiary of Arkema Group (the New Business) and achieve the expected results of the acquisition, including any expected synergies and the expected future accretion to earnings; changes in, or delays in the implementation of, regulations that cause a market for our products; changes in competitor prices for products similar to ours; higher energy and raw material costs; costs of imports and related tariffs; unfavorable weather conditions and changes in market prices of natural gas relative to prices of coal; changes in foreign currency exchange rates and interest rates; changes in corporate income and cross-border tax policies of the United States and other countries; labor relations; availability of capital and environmental requirements as they relate to both our operations and to those of our customers; borrowing restrictions; validity of patents and other intellectual property; and pension costs. In the context of the forward-looking information provided in this presentation, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the Company’s most recently filed Annual Report. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by the Federal securities laws of the United States.

4Q and Full Year 2016 Highlights

Consolidated Sales


(Millions)
New Business(1) Sales
$140
$130
$120
$110
$100
$130.9
$120.2
$132.6
$124.0
$137.5
$12.1
4Q15
1Q16
2Q16
3Q16
4Q16


(Millions)
New Business(1) Sales
$560
$480
$400
$535.0
$514.2
$12.1
FY 2015
FY 2016

Fully Diluted EPS


(Per share)
$0.21
$0.12
$0.03
-$0.06
-$0.15
$0.15
$0.11
$0.15
$0.13
-$0.12
4Q15
1Q16
2Q16
3Q16
4Q16


(Per share)
$0.90
$0.60
$0.30
$0.00
$0.82
$0.27
FY 2015
FY 2016

- 4Q16 sales increased 11% over 3Q16
  - Legacy sales increased 1%
  - $12.1 million of sales from the New Business (1)
- 4Q16 results burdened by acquisition and project-related expenses
  - Loss from operations of $(5.4) million includes $13.7 million of acquisition and project-related expenses
    - Including $6.5 million of business and asset transfer taxes determined to require immediate expense recognition
- 2016 EPS challenges
  - Weak industrial sector demand
  - Low natural gas prices and unfavorable weather conditions weighed on mercury removal sales
  - Lack of orders due to continued ballast water regulations implementation delays
  - Significant acquisition and project costs
- Maintained our leadership position for high-end, high-performing activated carbon solutions
- Strong 2016 operating cash flow of ~$70 million
- Returned capital to shareholders of $18.8 million during 2016

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2017 | Slide 3

(1) New Business refers to the wood-based activated carbon, reactivation and filter aid business acquired on November 2, 2016.

End Market Review

Industrial Processes

- Initial signs of improving demand toward the end of the quarter, curbing 2016 softness
- Early indications of improving economic conditions, including positive manufacturing & production index trends

Environmental Water

- 4Q16 industrial-sector project demand not as robust as last year
  - Trending higher since 3Q16, lowest quarter for the year
- Set to begin testing of Hyde GUARDIAN® system under USCG testing protocols in March
- Expect to submit application for USCG Type Approval in 4Q 2017

Environmental Air

- Industrial sector maintenance project demand remained soft; inquiry levels and funnel of opportunities trending higher
- Mercury removal sales benefiting from new customers and recent rise in natural gas prices
- Continued winning new customers including those requiring hard-to-treat mercury removal solutions

Potable Water

- Demand conditions remain strong
- Awarded 20 perfluorinated compounds (PFC) projects in North America in 2016, valued at ~$10.0 million; ~$2 million in 4Q
  - Active opportunities >2x 2016 awards in both number and value
- Tipton reactivation facility returned to service
- Shipped remaining 1.3 million pounds to drinking water treatment facility in Hong Kong

Food and Beverage

- Markets and demand remain relatively stable; customers looking to optimize carbon usage
- New Business (1) wood-based activated carbon and diatomaceous earth and perlite filtration media adding to end market volumes

Specialty Carbons

- Won new business for outsourced metals recovery activated carbon products
- Recently secured new 5-year contract for respirator carbon products with existing customer
  - Contract calls for sales of ~$6 million per year

CalgonCarbon Pure Water. Clean Air. Better World.

(1) New Business refers to the wood-based activated carbon, reactivation and filter aid business acquired on November 2, 2016.

© Calgon Carbon Corporation 2017 | Slide 4

New Business[1] Update

- Value creation path - synergies and projects on track for realization by 2019
  - Debottlenecking of wood-based carbon facility proceeding smoothly
  - Capture of expected cost synergies on track
  - Beginning to capture opportunities to utilize available reactivation capacity in Italy for incremental business
- Continue to be sold out of wood-based activated carbon product
- Financial impact status update
  - Purchase accounting adjustments expected to be ~$(0.04) per fully diluted share in 2017
  - Transaction expected to be accretive to fully diluted EPS in 2017

CalgonCarbon Pure Water. Clean Air. Better World.

(1) New Business refers to the wood-based activated carbon, reactivation and filter aid business acquired on November 2, 2016.

© Calgon Carbon Corporation 2017 | Slide 5

Income Statement Highlights



Q4 2015 - Q4 2016
Net Sales Less Cost of Products Sold
(Excluding Depreciation and Amortization) as a Percentage of Net Sales
34.0%
33.5%
33.0%
32.5%
32.0%
31.5%
31.0%
30.5%
30.0%
33.6%
0.4%
1.5%
1.5%
1.1%
1.1%
31.0%
Q4 2015
Mercury Customer Loss
Product / Customer Mix
Operational Efficiencies & Other
New Business (1) Results
Purchase Acctg. Adjustments
Q4 2016



Q4 2015 - Q4 2016
Operating Income/Loss
12
7
2
-3
-8
-13
$10.7
$1.4
$0.2
$2.9
$11.6
-$5.4
Q4 2015
Gross Margin Dollar Change
Other
New Business (1) Results
Acquisition and Project Costs
Q4 2016

Gross Margin (before depreciation and amortization)

- Legacy business slightly above expectations driven by cost improvements and manufacturing efficiencies
- New Business[(1)] results include 0.7 percentage point dilutive impact from $1.0 million in costs related to scheduled plant maintenance outages
- 1.1 percentage point ($1.5 million) impact from inventory-related purchase accounting adjustment costs

Operating Income/Loss

- New Business[(1)] results represent 2 months of D&A and operating expenses
- Incremental $11.6 million of acquisition and project-related expenses
  - 4Q15 included $0.6 million of acquisition costs
  - Including $6.5 million related to expected French business and asset transfer tax payments

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2017 | Slide 6

(1) New Business refers to the wood-based activated carbon, reactivation and filter aid business acquired on November 2, 2016.

 $69.6  Operating Cash Flow Comparison   $69.9  FY 2016(Millions)  FY 2015(Millions)

 Uses of Cash Comparison   FY 2016(Millions)  FY 2015(Millions)

1Q Outlook

Consolidated Sales

1Q 2016	1Q '16 to 1Q '17 Δ
$120.2 M	18% - 20% higher

- Expect 1Q sales to increase 18% to 20% from 1Q16
  - New Business[(1)] contribution of $21 to $24 million
  - Legacy business sales flat
    - Higher mercury removal, potable water and respirator carbon sales
    - Lower UV equipment and Japan sales
    - Industrial sector sales comparable to 1Q16
    - Includes negative currency translation of ~$2.0 million

Other Income Statement Line Items

• Net sales less the cost of products sold (excluding D&A) as a percentage of net sales – Includes ~(0.5) percentage points related to step-up of New Business[(1)] inventory	31% - 32%
• Depreciation and amortization	~$11.5 million
• SG&A and research expenses % sales, including: – ~$1.4 million of integration costs – ~$1.0 million of subsidiary reorganization costs – Total of ~(1.7) percentage points	17.5% -18.5%
• Interest and other expense - net	~$2.5 million
• Income taxes to be impacted by discrete subsidiary reorganization tax charge of ~$2 million	

Cash Flow Line Items

• Full year capital expenditures	$70-$80 million

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2017 | Slide 9

(1) New Business refers to the wood-based activated carbon, reactivation and filter aid business acquired on November 2, 2016.

2017 Outlook and Priorities

- Cautiously optimistic about recovery in industrial sector demand
- Legacy business sales growth drivers:
  - PFC removal and other opportunities in the potable water market
  - Mercury removal product sales from elevated natural gas prices and new customers requiring hard-to-treat solutions
  - Higher ballast water equipment sales toward the end of the year assuming regulatory compliance remains on track
- New Business expected to contribute ~$100 million in sales
- Expect to generate more than $100 million in EBITDA
  - Continue to focus on reducing costs and further improve operational and manufacturing processes to drive higher levels of profitability
  - Integration of acquired wood-based activated carbon and filter aid business and capture of expected synergies and benefits from projects
- Sustain leading position in end markets that value high-performing products

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2017 | Slide 10

Questions & Answers Session    Randall S. DearthChairman, President and Chief Executive Officer    James A. Coccagno Executive Vice President of Core Carbon and Services Division    Stevan R. SchottExecutive Vice President of Advanced Materials, Manufacturing, and Equipment Division    Robert FortwanglerSenior Vice President and Chief Financial Officer